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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

         Filed by the Registrant  [ ]
         Filed by a Party other than the Registrant  [X]

         Check the appropriate box:
         [ ] Preliminary Proxy Statement                      [ ] Confidential.  For use of the Commission Only
                                                                  (as permitted by Rule 14a-6(e)(2))

         [ ] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [X] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           Community Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)

                  Stockholders for Integrity and Responsibility
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [X] No fee required.
         [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:


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         (2) Aggregate number of securities to which transaction applies:


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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 set forth the amount on which the filing fee is calculated and state how it was determined):


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         (4) Proposed maximum aggregate value of transaction:


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         (5) Total fee paid:


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         [ ]  Fee paid previously with preliminary materials.

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         [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


         (1) Amount previously paid:


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         (2) Form, Schedule or Registration Statement no.:


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         (3) Filing Party:


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         (4) Date Filed:


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                                   ATTENTION

                                 COMMUNITY BANK

                                 STOCKHOLDERS!

                              CONFLICT OF INTEREST
                        IS STANDARD OPERATING PROCEDURE.

The Board of Directors has a responsibility to protect the interests of the stockholders. That responsibility is compromised when 5 out of 11 Directors are "insiders," or members of management. This can result in serious conflicts of interest. For instance, did you know that:

- From 1993 through 1998, Community Bank paid Heritage Valley Farms/Royal Acres, companies owned by Mr. Patterson, $412,987 for lawncare services, including $96,300 in 1997 and $51,465 in 1998.

- From 1994 through 1998, Community Bank paid Heritage Interiors, owned by Ken Patterson, Sr.'s wife, $2,670,974 for interior design services and furniture, including $1,186,287 in 1997 and $666,492 in 1998.

At Community Bank's annual stockholder meeting, you have the right to voice your objection to these types of conflicts of interest and to demand greater integrity and accountability from the Bank's management and Board of Directors. You will soon receive a proxy statement and proxy card from the Stockholders for Integrity and Responsibility. Your vote for our recommended proposals and Directors is an important step in improving the performance of the Bank and protecting your investment.

                    $412,987                    $2,670,974

                    [PICTURE]                    [PICTURE]

                   Payments to                  Payments to
                 Heritage Valley            Heritage Interiors
                 Farms/Royal Acres             (over 5 years)
                  (over 6 years)

Sources: Definitive Proxy Statements of Community Bancshares, Inc. for the years 1993-98 and Preliminary Proxy Statement of Community Bancshares, Inc. for 1999.

Note: Heritage Valley Farms and Royal Acres are owned by Mr. Patterson. Heritage Interiors is owned by Mr. Patterson's wife, Carolyn Patterson. Information regarding payments made to Heritage Interiors during 1993 was unavailable.


STOCKHOLDERS FOR INTEGRITY & RESPONSIBILITY            P.O. Box 668
                                                       Blountsville, AL 35031
                                                       1-888-463-4419


                                   VOTE YES!

TO RETURN INTEGRITY AND RESPONSIBILITY TO THE TOP MANAGEMENT OF COMMUNITY BANK.




         THE SECURITIES AND EXCHANGE COMMISSION REQUIRES THE FOLLOWING
                            ADDITIONAL INFORMATION:

Stockholders for Integrity and Responsibility (the "Committee") will be soliciting proxies in connection with the 1999 Annual Meeting of Stockholders of Community Bancshares, Inc. (the "Company") for its nominees for Director and its proposals and against the proposals of the Company. The following stockholders are deemed to be participants in the solicitation of proxies by the Committee as of the date hereof. R. C. Corr, Jr. is deemed to own beneficially (as that term is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) 280,356 shares of Common Stock of the Company, which constitutes approximately 6.0% of the outstanding shares of Common Stock. Doris J. Corr is deemed to own beneficially 322,172 shares of Common Stock of the Company, which constitutes 6.9% of the outstanding shares of Common Stock. Bryan A. Corr is deemed to own beneficially 190,205 shares of Common Stock of the Company, which constitutes 4.1% of the outstanding shares of Common Stock. Joan M. Currier is deemed to own beneficially 138,334 shares of Common Stock of the Company, which constitutes 3.0% of the outstanding shares of Common Stock. John David Currier is deemed to own beneficially 7,880 shares of Common Stock of the Company, which constitutes less than 1.0% of the outstanding shares of Common Stock. Corr, Inc. is deemed to own beneficially 120,000 shares of Common Stock of the Company, which constitutes 2.6% of the outstanding shares of Common Stock. A. Lee Hanson is deemed to own beneficially 73,648 shares of Common Stock of the Company, which constitutes 1.6% of the outstanding shares of Common Stock. Jimmy C. Smith is deemed to own 4,850 shares of Common Stock of the Company, which constitutes less than 1.0% of the outstanding shares of Common Stock. J. R. Whitlock, Sr. is deemed to own beneficially 6,230 shares of Common Stock of the Company, which constitutes less than 1.0% of the outstanding shares of Common Stock. William S. Wittmeier, Jr. is deemed to own beneficially 1,260 shares of Common Stock of the Company, which constitute less than 1.0% of the outstanding shares of Common Stock. Percentages are determined on the basis of 4,656,847 shares of Common Stock reported by the Company as being outstanding on March 15, 1999.